Exhibit 99.1

Press Release www.shire.com

Director/PDMR Shareholding

September 30, 2016 – Shire plc (LSE: SHP, NASDAQ: SHPG) (the “Company”)

Notification of transactions by persons discharging managerial responsibilities

1.	Details of the person discharging managerial responsibilities (“PDMR”) / person closely associated with them (“PCA”)
a)	Name	Susan Kilsby
2.	Reason for the notification
a)	Position / status	Chairman - PDMR
b)	Initial notification / amendment	Initial notification
3.	Details of the issuer, emission allowance participant, auction platform, auctioneer or auction monitor
a)	Name	Shire plc
b)	LEI	54930005LQRLI2UXRQ59
4.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction	Acquisition of ADSs, being the part of Ms. Kilsby’s total fees that are paid in ADSs for the period of service from July 1 to September 30, 2016.
c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$194.99	150
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	September 30, 2016
f)	Place of the transaction	NASDAQ Global Select Market

1.	Details of the person discharging managerial responsibilities (“PDMR”) / person closely associated with them (“PCA”)
a)	Name	William Burns

2.	Reason for the notification
a)	Position / status	Senior Independent Director - PDMR
b)	Initial notification / amendment	Initial notification
3.	Details of the issuer, emission allowance participant, auction platform, auctioneer or auction monitor
a)	Name	Shire plc
b)	LEI	54930005LQRLI2UXRQ59
4.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc Ordinary Shares of 5 pence each (“Ordinary Shares”)
	Identification code	ISIN: JE00B2QKY057
b)	Nature of the transaction	Acquisition of Ordinary Shares, being the part of Mr. Burns’ total fees that are paid in Ordinary Shares for the period of service from July 1 to September 30, 2016.
c)	Price(s) and volume(s)	Price(s)	Volume(s)
		£50.10	139
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	September 30, 2016
f)	Place of the transaction	London Stock Exchange (XLON)

1.	Details of the person discharging managerial responsibilities (“PDMR”) / person closely associated with them (“PCA”)
a)	Name	Dominic Blakemore
2.	Reason for the notification
a)	Position / status	Non-Executive Director - PDMR
b)	Initial notification / amendment	Initial notification
3.	Details of the issuer, emission allowance participant, auction platform, auctioneer or auction monitor
a)	Name	Shire plc
b)	LEI	54930005LQRLI2UXRQ59
4.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted

a)	Description of the financial instrument, type of instrument	Shire plc Ordinary Shares of 5 pence each (“Ordinary Shares”)
	Identification code	ISIN: JE00B2QKY057
b)	Nature of the transaction	Acquisition of Ordinary Shares, being the part of Mr. Blakemore’s total fees that are paid in Ordinary Shares for the period of service from July 1 to September 30, 2016.
c)	Price(s) and volume(s)	Price(s)	Volume(s)
		£50.10	133
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	September 30, 2016
f)	Place of the transaction	London Stock Exchange (XLON)

1.	Details of the person discharging managerial responsibilities (“PDMR”) / person closely associated with them (“PCA”)
a)	Name	Olivier Bohuon
2.	Reason for the notification
a)	Position / status	Non-Executive Director - PDMR
b)	Initial notification / amendment	Initial notification
3.	Details of the issuer, emission allowance participant, auction platform, auctioneer or auction monitor
a)	Name	Shire plc
b)	LEI	54930005LQRLI2UXRQ59
4.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc Ordinary Shares of 5 pence each (“Ordinary Shares”)
	Identification code	ISIN: JE00B2QKY057
b)	Nature of the transaction	Acquisition of Ordinary Shares, being the part of Mr. Bohuon’s total fees that are paid in Ordinary Shares for the period of service from July 1 to September 30, 2016.
c)	Price(s) and volume(s)	Price(s)	Volume(s)
		£50.10	131

d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	September 30, 2016
f)	Place of the transaction	London Stock Exchange (XLON)

1.	Details of the person discharging managerial responsibilities (“PDMR”) / person closely associated with them (“PCA”)
a)	Name	Gail Fosler
2.	Reason for the notification
a)	Position / status	Non-Executive Director - PDMR
b)	Initial notification / amendment	Initial notification
3.	Details of the issuer, emission allowance participant, auction platform, auctioneer or auction monitor
a)	Name	Shire plc
b)	LEI	54930005LQRLI2UXRQ59
4.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction	Acquisition of ADSs, being the part of Ms. Fosler’s total fees that are paid in ADSs for the period of service from July 1 to September 30, 2016.
c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$194.99	49
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	September 30, 2016
f)	Place of the transaction	NASDAQ Global Select Market

1.	Details of the person discharging managerial responsibilities (“PDMR”) / person closely associated with them (“PCA”)
a)	Name	Steven Gillis

2.	Reason for the notification
a)	Position / status	Non-Executive Director - PDMR
b)	Initial notification / amendment	Initial notification
3.	Details of the issuer, emission allowance participant, auction platform, auctioneer or auction monitor
a)	Name	Shire plc
b)	LEI	54930005LQRLI2UXRQ59
4.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction	Acquisition of ADSs, being the part of Dr. Gillis’ total fees that are paid in ADSs for the period of service from July 1 to September 30, 2016.
c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$194.99	48
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	September 30, 2016
f)	Place of the transaction	NASDAQ Global Select Market

1.	Details of the person discharging managerial responsibilities (“PDMR”) / person closely associated with them (“PCA”)
a)	Name	David Ginsburg
2.	Reason for the notification
a)	Position / status	Non-Executive Director - PDMR
b)	Initial notification / amendment	Initial notification
3.	Details of the issuer, emission allowance participant, auction platform, auctioneer or auction monitor
a)	Name	Shire plc
b)	LEI	54930005LQRLI2UXRQ59
4.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted

a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction	Acquisition of ADSs, being the part of Dr. Ginsburg’s total fees that are paid in ADSs for the period of service from July 1 to September 30, 2016.
c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$194.99	47
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	September 30, 2016
f)	Place of the transaction	NASDAQ Global Select Market

1.	Details of the person discharging managerial responsibilities (“PDMR”) / person closely associated with them (“PCA”)
a)	Name	Sara Mathew
2.	Reason for the notification
a)	Position / status	Non-Executive Director - PDMR
b)	Initial notification / amendment	Initial notification
3.	Details of the issuer, emission allowance participant, auction platform, auctioneer or auction monitor
a)	Name	Shire plc
b)	LEI	54930005LQRLI2UXRQ59
4.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction	Acquisition of ADSs, being the part of Ms. Mathew’s total fees that are paid in ADSs for the period of service from July 1 to September 30, 2016.
c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$194.99	46

d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	September 30, 2016
f)	Place of the transaction	NASDAQ Global Select Market

1.	Details of the person discharging managerial responsibilities (“PDMR”) / person closely associated with them (“PCA”)
a)	Name	Anne Minto
2.	Reason for the notification
a)	Position / status	Non-Executive Director - PDMR
b)	Initial notification / amendment	Initial notification
3.	Details of the issuer, emission allowance participant, auction platform, auctioneer or auction monitor
a)	Name	Shire plc
b)	LEI	54930005LQRLI2UXRQ59
4.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc Ordinary Shares of 5 pence each (“Ordinary Shares”)
	Identification code	ISIN: JE00B2QKY057
b)	Nature of the transaction	Acquisition of Ordinary Shares, being the part of Ms. Minto’s total fees that are paid in Ordinary Shares for the period of service from July 1 to September 30, 2016.
c)	Price(s) and volume(s)	Price(s)	Volume(s)
		£50.10	138
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	September 30, 2016
f)	Place of the transaction	London Stock Exchange (XLON)

1.	Details of the person discharging managerial responsibilities (“PDMR”) / person closely associated with them (“PCA”)
a)	Name	Albert Stroucken

2.	Reason for the notification
a)	Position / status	Non-Executive Director - PDMR
b)	Initial notification / amendment	Initial notification
3.	Details of the issuer, emission allowance participant, auction platform, auctioneer or auction monitor
a)	Name	Shire plc
b)	LEI	54930005LQRLI2UXRQ59
4.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction	Acquisition of ADSs, being the part of Mr. Stroucken’s total fees that are paid in ADSs for the period of service from July 1 to September 30, 2016.
c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$194.99	53
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	September 30, 2016
f)	Place of the transaction	NASDAQ Global Select Market

Oliver Strawbridge

Senior Assistant Company Secretary

For further information please contact:

Investor Relations
Sarah Elton-Farr	seltonfarr@shire.com	+44 1256 894157

NOTES TO EDITORS

About Shire

Shire is the leading global biotechnology company focused on serving people with rare diseases and other highly specialized conditions. We strive to develop best-in-class products, many of which are available in more than 100 countries, across core therapeutic areas including Hematology, Immunology, Neuroscience, Ophthalmics, Lysosomal Storage Disorders, Gastrointestinal / Internal Medicine / Endocrine and Hereditary Angioedema; and a growing franchise in Oncology.

Our employees come to work every day with a shared mission: to develop and deliver breakthrough therapies for the hundreds of millions of people in the world affected by rare diseases and other high-need conditions, and who lack effective therapies to live their lives to the fullest.

www.shire.com